EXHIBIT 99


                            Global Structured Finance

                                    BAFC 05-1
                              30Yr Fixed Rate Pool


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1. General Pool Characteristics

Pool Size: $200,205,118.72
Total Orig. Bal.: $200,702,875.14
Loan Count: 368
Cutoff Date: 2005-01-01
Avg. Cut-Off Balance: $544,035.65
Avg. Orig. Balance: $545,388.25
% Conforming: 1.71%
W.A. FICO: 721
W.A. Orig. LTV: 70.52%
W.A. Cut-Off LTV: 70.34%
Earliest Orig. Date: 2003-04-14
Latest Maturity Date: 2035-01-01
W.A. Gross Coupon: 6.0389%
W.A. Servicing Fee: 0.2500%
W.A. Admin Fee: 0.2692%
W.A. Net Coupon: 5.7697%
W.A. Orig. Term: 359.2 months
W.A. Rem. Term: 356.9 months
W.A. Age: 2.3 months
% OLTV over 80: 5.68%
% OLTV over 95: 0.18%
% OLTV over 100: 0.00%
% with PMI: 5.50%
% with Pledged Asset: 0.18%
% OLTV over 80 with PMI/PA: 100.00%
W.A. MI Coverage: 24.22%
W.A. MI Adjusted COLTV: 69.14%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.37%


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2. Original Balance

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Original Balance                          Percent
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300,000 - 349,999                            1.02%
350,000 - 399,999                           13.78
400,000 - 449,999                           15.47
450,000 - 499,999                           13.66
500,000 - 549,999                            9.06
550,000 - 599,999                            7.40
600,000 - 649,999                            5.58
650,000 - 699,999                            4.28
700,000 - 749,999                            1.06
750,000 - 799,999                            3.49
800,000 - 849,999                            6.11
850,000 - 899,999                            1.72
900,000 - 949,999                            2.31
950,000 - 999,999                            4.84
1,000,000 - 1,499,999                        9.50
1,500,000 >=                                 0.75
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
Average: $545,388.25
Lowest: $333,700.00
Highest: $1,500,000.00


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3. Product Type

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Product Type                              Percent
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30 YR FIXED                                 97.21%
30 YR FIXED 10YR IO                          1.10
29 YR FIXED                                  1.09
20 YR FIXED                                  0.60
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------


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4. Lien Position

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Lien Position                             Percent
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1                                          100.00%
--------------------------------------------------
Total:                                     100.00%
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5. Cut-Off Balance

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Cut-Off Balance                           Percent
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300,000 - 349,999                            1.19%
350,000 - 399,999                           16.20
400,000 - 449,999                           13.33
450,000 - 499,999                           14.70
500,000 - 549,999                            8.11
550,000 - 599,999                            8.05
600,000 - 649,999                            6.65
650,000 - 699,999                            2.71
700,000 - 749,999                            0.74
750,000 - 799,999                            4.31
800,000 - 849,999                            6.18
850,000 - 899,999                            0.45
900,000 - 949,999                            2.78
950,000 - 999,999                            9.35
1,000,000 - 1,499,999                        5.26
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
Average: $544,035.65
Lowest: $331,820.78
Highest: $1,497,006.01


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6. Coupon

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Coupon                                    Percent
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5.250                                        0.19%
5.375                                        0.21
5.500                                        1.55
5.625                                        3.47
5.750                                        7.12
5.875                                       26.39
6.000                                       20.89
6.125                                       16.70
6.250                                       10.30
6.375                                        6.53
6.500                                        2.80
6.625                                        1.53
6.750                                        1.38
6.875                                        0.93
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
W.A.: 6.039
Lowest: 5.250
Highest: 6.875


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7. Credit Score

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Credit Score                              Percent
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800 - 849                                    1.76%
750 - 799                                   32.33
700 - 749                                   30.85
650 - 699                                   27.35
600 - 649                                    6.82
N/A                                          0.89
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
W.A.: 721
Lowest: 610
Highest: 810


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8. Index

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Index                                     Percent
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FIX                                        100.00%
--------------------------------------------------
Total:                                     100.00%
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9. Loan Purpose

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Loan Purpose                              Percent
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Purchase                                    43.32%
R/T Refi                                    30.84
C/O Refi                                    25.14
Cons/Perm                                    0.70
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------


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10. Property Type

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Property Type                             Percent
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SFR                                         76.25%
PUD Detached                                 9.60
Condo                                        7.70
PUD                                          5.71
2-Family                                     0.74
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------


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11. State

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State                                     Percent
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California                                  49.99%
New York                                     6.35
Illinois                                     5.54
Florida                                      4.38
Massachusetts                                3.13
Other                                       30.62
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------


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12. California

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California                                Percent
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Northern                                    36.93%
Southern                                    63.07
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Total:                                     100.00%
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13. Zip Code

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Zip Code                                  Percent
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94303                                        1.37%
90210                                        0.99
90272                                        0.94
92118                                        0.84
60523                                        0.83
Other                                       95.03
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Total:                                     100.00%
--------------------------------------------------

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14. Occupancy Status

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Occupancy Status                          Percent
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Primary                                     93.87%
Secondary                                    6.13
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Total:                                     100.00%
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15. Documentation

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Documentation                             Percent
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Full                                        28.00%
Rapid                                       21.99
Stated/VOA                                   9.60
Asset Only                                   9.20
Preferred                                    7.94
Full/Alt                                     5.80
Alternative                                  4.62
Standard                                     3.52
No Doc                                       3.23
Reduced                                      1.93
Income Only                                  1.52
Streamline                                   1.30
Limited                                      1.08
Full/No Ratio                                0.25
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------


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16. Original LTV

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Original LTV                              Percent
--------------------------------------------------
20.01 - 25.00                                0.22%
25.01 - 30.00                                0.72
30.01 - 35.00                                0.42
35.01 - 40.00                                1.23
40.01 - 45.00                                1.82
45.01 - 50.00                                3.09
50.01 - 55.00                                3.38
55.01 - 60.00                                7.19
60.01 - 65.00                                9.31
65.01 - 70.00                               15.86
70.01 - 75.00                               15.04
75.01 - 80.00                               36.03
80.01 - 85.00                                0.84
85.01 - 90.00                                3.32
90.01 - 95.00                                1.34
>= 95.01                                     0.18
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
W.A.: 70.52%
Lowest: 23.68%
Highest: 100.00%


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17. Cut-Off LTV

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Cut-Off LTV                               Percent
--------------------------------------------------
20.01 - 25.00                                0.22%
25.01 - 30.00                                0.72
30.01 - 35.00                                0.42
35.01 - 40.00                                1.23
40.01 - 45.00                                1.82
45.01 - 50.00                                3.09
50.01 - 55.00                                3.38
55.01 - 60.00                                7.19
60.01 - 65.00                                9.49
65.01 - 70.00                               15.68
70.01 - 75.00                               15.04
75.01 - 80.00                               36.03
80.01 - 85.00                                0.84
85.01 - 90.00                                3.32
90.01 - 95.00                                1.34
>= 95.01                                     0.18
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
W.A.: 70.34%
Lowest: 23.68%
Highest: 99.80%


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18. MI Provider

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MI Provider                               Percent
--------------------------------------------------
CMAC                                         0.70%
GEMIC                                        0.38
GEMIC/Amerin                                 0.18
MGIC                                         0.99
NONE                                        94.50
PMIC                                         1.18
RGIC                                         0.22
RMIC                                         0.61
TGIC                                         0.17
UGRIC                                        1.05
--------------------------------------------------
Total:                                     100.00%
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19. Delinquency*

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Delinquency*                              Percent
--------------------------------------------------
0-29 days                                  100.00%
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
* OTS method

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20. Original Term

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Original Term                             Percent
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240                                          0.60%
348                                          0.49
349                                          0.60
360                                         98.31
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months


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21. Cut-Off Remaining Term

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Cut-Off Remaining Term                    Percent
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235 - 240                                    0.60%
301 - 342                                    0.94
343 - 348                                    1.13
349 - 354                                    3.42
355 - 360                                   93.91
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Total:                                     100.00%
--------------------------------------------------
W.A.: 356.9 months
Lowest: 239 months
Highest: 360 months


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22. Cut-Off Loan Age

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Cut-Off Loan Age                          Percent
--------------------------------------------------
0                                           18.56%
1 - 6                                       78.34
7 - 12                                       2.36
13 - 18                                      0.37
19 - 24                                      0.37
--------------------------------------------------
Total:                                     100.00%
--------------------------------------------------
W.A.: 2.3 months
Lowest: 0 months
Highest: 20 months


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Banc of America Securities LLC


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